Exhibit 99.1

Vroom Announces Third Quarter 2024 Results

Reaches an Agreement to Recapitalize Debt

Positions the Company for Long-Term Growth

NEW YORK – November 12, 2024 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the third quarter ended September 30, 2024.

HIGHLIGHTS OF THIRD QUARTER 2024

•
$51.1 million cash and cash equivalents as of September 30, 2024
•
$32.9 million of liquidity available to UACC under the warehouse credit facilities
•
$(37.7) million net loss from continuing operations
•
$(25.5) million Adjusted EBITDA1
•
Entered into an agreement to restructure $290 million of unsecured convertible notes, into equity through a prepackaged Chapter 11 case.

Tom Shortt, the Company’s Chief Executive Officer, said, “Since winding down our ecommerce used automotive dealer business, we have been focused on maximizing the value of our remaining assets for our stakeholders. We believe eliminating our unsecured notes will significantly strengthen our balance sheet and allow us to emerge without any long-term debt at Vroom, Inc., while its subsidiary, UACC, will continue to be obligated to debt that is related to asset-backed securitizations and their trust preferred securities. Our team remains focused on executing our Long-Term Strategic Plan announced in September. We continue to make progress on our key initiatives and are focused on portfolio performance, improving processes and technology, digitization and automation, and reducing costs across the business.”

1) Adjusted EBITDA is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.

THIRD QUARTER 2024 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	$ Change	2024	2023	$ Change
Interest income	$50,213	$47,579	$2,634	$153,152	$128,942	$24,210

Interest expense:
Warehouse credit facility	6,251	5,522	729	22,708	12,279	10,429
Securitization debt	9,096	6,116	2,980	21,960	16,442	5,518
Total interest expense	15,347	11,638	3,709	44,668	28,721	15,947
Net interest income	34,866	35,941	(1,075)	108,484	100,221	8,263

Realized and unrealized losses, net of recoveries	38,346	37,258	1,088	87,894	76,173	11,721
Net interest income after losses and recoveries	(3,480)	(1,317)	(2,163)	20,590	24,048	(3,458)

Noninterest income:
Servicing income	1,495	2,430	(935)	5,101	7,835	(2,734)
Warranties and GAP income (loss), net	3,917	146	3,771	(4,347)	3,732	(8,079)
CarStory revenue	2,890	2,998	(108)	8,782	9,392	(610)
Gain on debt extinguishment	—	—	—	—	19,640	(19,640)
Other income	2,419	2,057	362	8,344	8,160	184
Total noninterest income	10,721	7,631	3,090	17,880	48,759	(30,879)

Expenses:
Compensation and benefits	25,365	19,851	5,514	76,651	64,413	12,238
Professional fees	1,587	3,648	(2,061)	6,418	11,065	(4,647)
Software and IT costs	3,360	4,685	(1,325)	12,018	14,735	(2,717)
Depreciation and amortization	7,105	7,298	(193)	21,963	21,720	243
Interest expense on corporate debt	1,601	1,593	8	4,541	4,460	81
Impairment charges	2,407	—	2,407	5,159	—	5,159
Other expenses	3,436	3,861	(425)	12,853	13,631	(778)
Total expenses	44,861	40,936	3,925	139,603	130,024	9,579

Loss from continuing operations before provision for income taxes	(37,620)	(34,622)	(2,998)	(101,133)	(57,217)	(43,916)
Provision for income taxes from continuing operations	124	117	7	393	453	(60)
Net loss from continuing operations	$(37,744)	$(34,739)	$(3,005)	$(101,526)	$(57,670)	$(43,856)
Net loss from discontinued operations	$(1,999)	$(47,988)	$45,989	$(27,024)	$(165,838)	$138,814
Net loss	$(39,743)	$(82,727)	$42,984	$(128,550)	$(223,508)	$94,958

Results by Segment

UACC

	Three Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$50,801	$48,068	$2,734	5.7%

Interest expense:
Warehouse credit facility	6,251	5,522	729	13.2%
Securitization debt	9,096	6,116	2,980	48.7%
Total interest expense	15,347	11,638	3,709	31.9%
Net interest income	35,454	36,430	(975)	(2.7)%

Realized and unrealized losses, net of recoveries	30,117	30,323	(206)	(0.7)%
Net interest income after losses and recoveries	5,338	6,107	(769)	(12.6)%

Noninterest income:
Servicing income	1,495	2,430	(935)	(38.5)%
Warranties and GAP income, net	2,074	1,487	587	39.5%
Other income	1,698	570	1,128	197.9%
Total noninterest income	5,267	4,487	780	17.4%

Expenses:
Compensation and benefits	19,819	14,976	4,843	32.3%
Professional fees	875	986	(111)	(11.3)%
Software and IT costs	2,346	2,798	(452)	(16.2)%
Depreciation and amortization	5,505	5,689	(184)	(3.2)%
Interest expense on corporate debt	681	540	141	26.1%
Impairment charges	2,407	—	2,407	100.0%
Other expenses	1,991	1,666	325	19.5%
Total expenses	33,624	26,656	6,968	26.1%

Adjusted EBITDA	$(14,119)	$(9,780)	$(4,339)	44.4%

Interest income on cash and cash equivalents	$(548)	$(520)	(28)	5.4%
Stock compensation expense	$834	$572	262	45.9%
Severance	$20	$—	20	100.0%

	Nine Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$154,731	$130,897	$23,834	18.2%

Interest expense:
Warehouse credit facility	22,708	12,279	10,429	84.9%
Securitization debt	21,960	16,442	5,518	33.6%
Total interest expense	44,668	28,721	15,947	55.5%
Net interest income	110,063	102,176	7,887	7.7%

Realized and unrealized losses, net of recoveries	77,460	62,980	14,479	23.0%
Net interest income after losses and recoveries	32,604	39,196	(6,592)	(16.8)%

Noninterest income:
Servicing income	5,101	7,835	(2,734)	(34.9)%
Warranties and GAP income, net	5,324	5,168	156	3.0%
Other income	6,266	2,601	3,665	140.9%
Total noninterest income	16,691	15,604	1,087	7.0%

Expenses:
Compensation and benefits	59,146	49,904	9,242	18.5%
Professional fees	2,326	4,555	(2,229)	(48.9)%
Software and IT costs	8,048	8,478	(430)	(5.1)%
Depreciation and amortization	17,156	16,898	258	1.5%
Interest expense on corporate debt	1,781	1,173	608	51.8%
Impairment charges	5,159	—	5,159	100.0%
Other expenses	7,569	5,927	1,642	27.7%
Total expenses	101,186	86,935	14,251	16.4%

Adjusted EBITDA	$(27,091)	$(13,956)	$(13,135)	94.1%

Interest income on cash and cash equivalents	$(1,676)	$(1,474)	(202)	13.7%
Stock compensation expense	$1,867	$1,580	287	18.2%
Severance	$513	$—	513	100.0%

CarStory

	Three Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$2,890	$2,998	$(108)	(3.6)%
Other income	199	141	58	41.1%
Total noninterest income	3,089	3,139	(50)	(1.6)%

Expenses:
Compensation and benefits	3,127	2,328	799	34.3%
Professional fees	(112)	71	(183)	(257.7)%
Software and IT costs	17	170	(153)	(90.0)%
Depreciation and amortization	1,600	1,609	(9)	(0.6)%
Other expenses	127	161	(34)	(21.1)%
Total expenses	4,759	4,339	420	9.7%

Adjusted EBITDA	$(210)	$536	$(746)	(139.2)%

Interest income on cash and cash equivalents	$(198)	$(141)	(57)	40.4%
Stock compensation expense	$59	$268	(210)	(78.2)%

	Nine Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$8,782	$9,392	$(610)	(6.5)%
Other income	562	282	280	99.3%
Total noninterest income	9,344	9,674	(330)	(3.4)%

Expenses:
Compensation and benefits	7,802	7,149	653	9.1%
Professional fees	90	361	(271)	(75.2)%
Software and IT costs	205	515	(310)	(60.2)%
Depreciation and amortization	4,807	4,822	(15)	(0.3)%
Other expenses	300	462	(162)	(35.1)%
Total expenses	13,203	13,308	(105)	(0.8)%

Adjusted EBITDA	$720	$1,738	$(1,018)	(58.6)%

Interest income on cash and cash equivalents	$(561)	$(275)	(286)	103.9%
Stock compensation expense	$334	$825	(490)	(59.5)%

Corporate

	Three Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(588)	$(489)	$(100)	20.5%

Realized and unrealized losses, net of recoveries	8,229	6,935	1,294	18.7%
Net interest income after losses and recoveries	(8,818)	(7,424)	(1,394)	18.8%

Noninterest income:
Warranties and GAP income (loss), net	$1,843	$(1,341)	$3,184	237.4%
Other income	522	1,346	(824)	(61.2)%
Total noninterest income	2,365	5	2,360	47,200.0%

Expenses:
Compensation and benefits	2,419	2,547	(128)	(5.0)%
Professional fees	824	2,591	(1,767)	(68.2)%
Software and IT costs	997	1,717	(720)	(41.9)%
Interest expense on corporate debt	920	1,053	(133)	(12.6)%
Other expenses	1,318	2,034	(716)	(35.2)%
Total expenses	6,478	9,941	(3,463)	(34.8)%

Adjusted EBITDA	$(11,205)	$(16,715)	$5,510	33.0%

Interest income on cash and cash equivalents	$(289)	$(1,346)	1,057	78.5%
Stock compensation expense	$351	$939	(587)	(62.6)%
Severance	$743	$—	743	100.0%

	Nine Months Ended September 30,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(1,579)	$(1,955)	$376	19.2%

Realized and unrealized losses, net of recoveries	10,434	13,192	(2,758)	(20.9)%
Net interest income after losses and recoveries	(12,013)	(15,148)	3,134	20.7%

Noninterest (loss) income:
Warranties and GAP loss, net	(9,671)	(1,436)	$(8,235)	573.5%
Gain on debt extinguishment	—	19,640	(19,640)	(100.0)%
Other income	1,516	5,277	(3,761)	(71.3)%
Total noninterest (loss) income	(8,155)	23,481	(31,636)	(134.7)%

Expenses:
Compensation and benefits	9,703	7,360	2,342	31.8%
Professional fees	4,002	6,149	(2,148)	(34.9)%
Software and IT costs	3,765	5,742	(1,977)	(34.4)%
Interest expense on corporate debt	2,760	3,287	(527)	(16.0)%
Other expenses	4,984	7,242	(2,259)	(31.2)%
Total expenses	25,213	29,781	(4,568)	(15.3)%

Adjusted EBITDA	$(38,858)	$(40,358)	$1,500	3.7%

Interest income on cash and cash equivalents	$(984)	$(5,276)	4,292	81.3%
Stock compensation expense	$2,812	$2,722	91	3.3%
Severance	$1,935	$—	1,935	100.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: EBITDA and Adjusted EBITDA. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA and Adjusted EBITDA are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA and Adjusted EBITDA

We calculate EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense.

We calculate Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, severance expense related to the continuing operations, gain on debt extinguishment and long-lived asset impairment charges.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss from continuing operations, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)		(in thousands)
Net loss from continuing operations	$(37,744)	$(34,739)	$(101,526)	$(57,670)
Adjusted to exclude the following:
Interest expense on corporate debt	1,601	1,593	4,541	4,460
Interest income on cash and cash equivalents	(1,035)	(2,007)	(3,221)	(7,026)
Provision for income taxes	124	117	393	453
Depreciation and amortization	7,105	7,298	21,963	21,720
EBITDA	$(29,949)	$(27,738)	$(77,850)	$(38,063)
Stock compensation expense	1,244	1,779	5,014	5,126
Severance	763	—	2,448	—
Gain on debt extinguishment	—	—	—	(19,640)
Impairment charges	2,407	—	5,159	—
Adjusted EBITDA	$(25,534)	$(25,959)	$(65,229)	$(52,576)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the anticipated restructuring, including its impact, intended benefits, and outcome, our strategic initiatives, cost-savings and their expected benefits, our expectations regarding UACC's business, including with respect to originations and the impact of credit tightening, future results of operations and financial position, including profitability and our available liquidity under the warehouse credit facilities, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended September 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of September 30,	As of December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$51,093	$135,585
Restricted cash (including restricted cash of consolidated VIEs of $46.2 million and $49.1 million, respectively)	47,068	73,234
Finance receivables at fair value (including finance receivables of consolidated VIEs of $446.7 million and $341.4 million, respectively)	487,573	348,670
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $353.8 million and $457.2 million, respectively)	363,029	503,546
Interest receivable (including interest receivables of consolidated VIEs of $13.1 million and $13.7 million, respectively)	14,024	14,484
Property and equipment, net	3,055	4,982
Intangible assets, net	111,625	131,892
Operating lease right-of-use assets	6,805	7,063
Other assets (including other assets of consolidated VIEs of $12.2 million and $13.3 million, respectively)	36,446	59,429
Assets from discontinued operations	3,016	196,537
Total assets	$1,123,734	$1,475,422
LIABILITIES AND STOCKHOLDERS’ EQUITY
Warehouse credit facilities of consolidated VIEs	$321,812	$421,268
Long-term debt (including securitization debt of consolidated VIEs of $242.3 million at amortized cost and $167.7 million at fair value as of September 30, 2024 and $314.1 million at fair value as of December 31, 2023)	729,372	626,583
Operating lease liabilities	11,396	10,459
Other liabilities (including other liabilities of consolidated VIEs of $16.4 million and $14.3 million, respectively)	51,474	61,321
Liabilities from discontinued operations	4,997	228,120
Total liabilities	1,119,051	1,347,751
Commitments and contingencies (Note 11)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 1,808,243 and 1,791,286 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	2	2
Additional paid-in-capital	2,093,941	2,088,381
Accumulated deficit	(2,089,260)	(1,960,712)
Total stockholders’ equity	4,683	127,671
Total liabilities and stockholders’ equity	$1,123,734	$1,475,422

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Interest income	$50,213	47,579	$153,152	$128,942

Interest expense:
Warehouse credit facility	6,251	5,522	22,708	12,279
Securitization debt	9,096	6,116	21,960	16,442
Total interest expense	15,347	11,638	44,668	28,721
Net interest income	34,866	35,941	108,484	100,221

Realized and unrealized losses, net of recoveries	38,346	37,258	87,894	76,173
Net interest income after losses and recoveries	(3,480)	(1,317)	20,590	24,048

Noninterest income:
Servicing income	1,495	2,430	5,101	7,835
Warranties and GAP income (loss), net	3,917	146	(4,347)	3,732
CarStory revenue	2,890	2,998	8,782	9,392
Gain on debt extinguishment	—	—	—	19,640
Other income	2,419	2,057	8,344	8,160
Total noninterest income	10,721	7,631	17,880	48,759

Expenses:
Compensation and benefits	25,365	19,851	76,651	64,413
Professional fees	1,587	3,648	6,418	11,065
Software and IT costs	3,360	4,685	12,018	14,735
Depreciation and amortization	7,105	7,298	21,963	21,720
Interest expense on corporate debt	1,601	1,593	4,541	4,460
Impairment charges	2,407	—	5,159	—
Other expenses	3,436	3,861	12,853	13,631
Total expenses	44,861	40,936	139,603	130,024

Loss from continuing operations before provision for income taxes	(37,620)	(34,622)	(101,133)	(57,217)
Provision for income taxes from continuing operations	124	117	393	453
Net loss from continuing operations	$(37,744)	$(34,739)	$(101,526)	$(57,670)
Net loss from discontinued operations	$(1,999)	$(47,988)	$(27,024)	$(165,838)
Net loss	$(39,743)	$(82,727)	$(128,550)	$(223,508)

Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(20.88)	$(19.89)	$(56.38)	$(33.16)
Net loss per share attributable to common stockholders, discontinued operations, basic and diluted	$(1.11)	$(27.48)	$(15.01)	$(95.36)
Total net loss per share attributable to common stockholders, basic and diluted	$(21.99)	$(47.38)	$(71.39)	$(128.52)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	1,807,398	1,746,154	1,800,729	1,739,042

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net loss from continuing operations	$(101,526)	$(57,670)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	5,159	—
Profit share receivable	10,899	—
Gain on debt extinguishment	—	(19,640)
Depreciation and amortization	21,963	21,720
Amortization of debt issuance costs	3,312	2,480
Losses on finance receivables and securitization debt, net	109,992	80,246
Stock-based compensation expense	4,949	5,126
Provision to record finance receivables held for sale at lower of cost or fair value	(3,586)	4,375
Amortization of unearned discounts on finance receivables at fair value	(12,674)	(20,273)
Other, net	(3,846)	(12,871)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	(322,967)	(420,793)
Principal payments received on finance receivables, held for sale	133,920	71,906
Other	1,243	(868)
Interest receivable	460	(5,367)
Other assets	8,395	1,629
Other liabilities	(9,847)	(6,826)
Net cash used in operating activities from continuing operations	(154,154)	(356,826)
Net cash provided by (used in) operating activities from discontinued operations	79,257	(68,805)
Net cash used in operating activities	(74,897)	(425,631)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	—	(3,392)
Principal payments received on finance receivables, held for investment at fair value	92,217	136,644
Consolidation of VIEs	—	11,409
Principal payments received on beneficial interests	1,953	4,334
Purchase of property and equipment	(2,111)	(1,926)
Net cash provided by investing activities from continuing operations	92,059	147,069
Net cash provided by (used in) investing activities from discontinued operations	15,908	(9,627)
Net cash provided by investing activities	107,967	137,442
Financing activities
Proceeds from borrowings under secured financing agreements, net of issuance costs	296,145	261,991
Principal repayment under secured financing agreements	(194,746)	(159,384)
Proceeds from financing of beneficial interests in securitizations	15,821	24,506
Principal repayments of financing of beneficial interests in securitizations	(9,958)	(5,699)
Proceeds from warehouse credit facilities	257,200	332,700
Repayments of warehouse credit facilities	(356,656)	(269,698)
Repurchases of convertible senior notes	—	(13,194)
Other financing activities	(356)	(1,462)
Net cash provided by financing activities from continuing operations	7,450	169,760
Net cash used in financing activities from discontinued operations	(151,178)	(64,502)
Net cash (used in) provided by financing activities	(143,728)	105,258
Net decrease in cash, cash equivalents and restricted cash	(110,658)	(182,931)
Cash, cash equivalents and restricted cash at the beginning of period	208,819	472,010
Cash, cash equivalents and restricted cash at the end of period	$98,161	$289,079

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$43,669	$26,746
Cash paid for income taxes	$351	$5,153
Supplemental disclosure of non-cash investing and financing activities:
Finance receivables from consolidation of 2022-2 securitization transaction	$—	$180,706
Elimination of beneficial interest from the consolidation of 2022-2 securitization transaction	$—	$9,811
Securitization debt from consolidation of 2022-2 securitization transaction	$—	$186,386
Reclassification of finance receivables held for sale to finance receivables at fair value, net	$—	$248,081